Exhibit 10.1

STOCK PURCHASE AGREEMENT

by and among

FUSE MEDICAL, INC.,

REEG MEDICAL INDUSTRIES, INC.

and

NC 143 FAMILY HOLDINGS, LP

dated as of

December 19, 2016

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		1

1.1	Definitions	1

ARTICLE II PURCHASE AND SALE		7

2.1	Purchase and Sale	7
2.2	Closing	7
2.3	Closing Conditions	7
2.4	Closing Deliveries	9

ARTICLE III REPRESENTATIONS AND WARRANTIES		10

3.1	Representations and Warranties of the Company	10
3.2	Representations and Warranties of the Purchasers	23

ARTICLE IV BOARD REPRESENTATION		24

4.1	Appointment of Purchaser Designees and Board Resignations	24
4.2	Indemnification Agreements	25
4.3	Status of Purchaser Designees	25

ARTICLE V OTHER AGREEMENTS OF THE PARTIES		25

5.1	Transfer Restrictions	25
5.2	Non-Public Information	26
5.3	Indemnification of Purchasers	26
5.4	Equal Treatment of Purchasers	27
5.5	Short Sales and Confidentiality After The Effective Date	28
5.6	Form D; Blue Sky Filings	28

ARTICLE VI MISCELLANEOUS		28

6.1	Entire Agreement	28
6.2	Notices	28
6.3	Amendments; Waivers	29
6.4	Headings	29
6.5	Successors and Assigns	29
6.6	No Third-Party Beneficiaries	29
6.7	Governing Law	29
6.8	Expenses	30
6.9	Survival	30
6.10	Execution	30
6.11	Severability	30

i

6.12	Replacement of the Shares	30
6.13	Remedies	31
6.14	Payment Set Aside	31
6.15	Independent Nature of Purchasers’ Obligations and Rights	31
6.16	Saturdays, Sundays, Holidays, etc	31
6.17	Construction	31

ii

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of December 19, 2016 (the “Effective Date”) by and among Fuse Medical, Inc., a Delaware corporation (the “Company”), Reeg Medical Industries, Inc., a Texas corporation (“Reeg Medical”), and NC 143 Family Holdings, LP, a Texas limited partnership (“NC 143”). Reeg Medical and NC 143 are collectively referred to herein as the “Purchasers” and each individually as a “Purchaser”.

RECITALS:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder, the Company has authorized the issuance and sale by the Company to the Purchasers of up to $720,000 in common stock of the Company, par value $0.01 per share (the “Common Stock”); and

WHEREAS, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, shares of the Common Stock, on the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the representations, warranties, mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Company and each Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1    Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Anti-Kickback Statute” means the federal Anti-Kickback Statute, Section 1128B(b) of the Social Security Act, 42 U.S.C. §1320a-7b and the regulations adopted thereunder.

“A&R Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement of even date herewith by and among the Company and the Purchasers, in the form attached hereto as Exhibit A.

“Balance Sheet” shall have the meaning ascribed to such term in Section 3.1(k).

“Balance Sheet Date” shall have the meaning ascribed to such term in Section 3.1(k).

“Benefit Plan” means each pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off, health, welfare, fringe-benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which commercial banking institutions located in the State of New York are authorized or required by law or other governmental action to be closed for business.

“Bylaws” means the Bylaws of the Company, as may be amended, restated or modified from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as may be amended, restated or modified from time to time.

“Closing” shall have the meaning ascribed to such term in Section 2.2.

“Closing Date” shall have the meaning ascribed to such term in Section 2.2.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning ascribed to such term in the Recitals.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning ascribed to such term in the Preamble.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, loans, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Disclosure Schedules” means the Disclosure Schedules delivered by the Company and Purchaser concurrently with the execution and delivery of this Agreement.

“Discussion Time” shall have the meaning ascribed to such term in Section 3.2(g).

“Employment Laws” shall have the meaning ascribed to such term in Section 3.1(gg)(iv).

“Environmental Law” means any applicable Law, and any Governmental Order or binding agreement with any Governmental Authority: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means, with respect to a Person, any trade or business (whether or not incorporated) that is required to be treated as a single employer with that Person under Section 414(b), (c) or (m) of the Code.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(u).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(i).

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“Health Care Laws” means (a) all federal and state fraud and abuse laws, including the Stark Law, the Anti-Kickback Statute, the False Claims Act (31 U.S.C. §3729 et seq. and 18 U.S.C. §287); (b) all federal and state laws regulating governmental health care programs, including Medicare (Title XVIII of the Social Security Act, 42 U.S.C. §1395 et seq.), Medicaid (Title XIX of the Social Security Act and 42 U.S.C. §1396 et seq.), and TRICARE (10 U.S.C. §1071 et seq.); (c) the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191) and the rules and regulations promulgated thereunder, as amended by the HIPAA/HITECH Act Omnibus Final Rule (78 Fed. Reg. 5566 (Jan. 25, 2013); (d) all FDA regulatory requirements with which medical device manufacturers must comply (21 CFR, Subchapter H, parts 800-898) and all other quality, safety and accreditation standards and requirements of all applicable state laws or regulatory bodies; (e) licensure and certification laws and regulations; and (f) any and all other applicable health care statutes, laws, rules, regulations, ordinances, manual provisions, policies and administrative guidance primarily relating to health care treatment, payment and/or operations, each of (a) through (f) as may be amended from time to time, and with respect to and to the extent applicable to the Company.

“Indemnification Agreements” shall have the meaning ascribed to such term in Section 4.2.

“Insurance Policies” shall have the meaning ascribed to such term in Section 3.1(s).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(r).

“Interim Balance Sheet” shall have the meaning ascribed to such term in Section 3.1(k).

“Interim Balance Sheet Date” shall have the meaning ascribed to such term in Section 3.1(k).

“Knowledge of the Company” or “the Company’s Knowledge” or any other similar knowledge qualification, means the actual knowledge of any director or officer of the Company.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” means losses, damages, liabilities, obligations, deficiencies, actions, judgments, interest, awards, claims, contingencies, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, that “Losses” shall not include any punitive or exemplary damages.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(a).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(o).

“NC 143” shall have the meaning ascribed to such term in the Preamble.

“Original Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of May 28, 2014, by and among the Company and the other parties thereto.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchasers” shall have the meaning ascribed to such term in the Preamble.

“Purchaser Designees” shall have the meaning ascribed to such term in Section 4.1.

“Purchaser Party” shall have the meaning ascribed to such term in Section 5.3(a).

“Reeg Medical” shall have the meaning ascribed to such term in the Preamble.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Resignations” shall have the meaning ascribed to such term in Section 4.1(a).

“Reverse Merger Date” shall have the meaning ascribed to such term in Section 3.1(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(i).

“Securities Act” shall have the meaning ascribed to such term in the Recitals.

“Shares” has the meaning set forth in Section 2.1.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stark Law” means the Physician Self-Referral Law, Section 1877 of the Social Security Act, 42 U.S.C. §1395nn, and the regulations adopted thereunder.

“Subscription Amount” shall mean, as to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Third Party Payor” shall have the meaning ascribed to such term in Section 3.1(cc).

“Third Party Payor Programs” shall have the meaning ascribed to such term in Section 3.1(cc).

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means the OTC Markets, Inc., designated as OTCPink Current Information.

“Transaction Documents” means this Agreement, the A&R Registration Rights Agreement, the Indemnification Agreements, the Voting Agreement, all schedules and exhibits thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Union” means any labor union, organization, association, work council, or other group representing employees with respect to their employment.

“Voting Agreement shall have the meaning ascribed to such term in Section 4.1(c).

“Waiving Holders” shall have the meaning ascribed to such term in Section 3.1(nn).

“WARN” shall have the meaning ascribed to such term in Section 3.1(hh)(ix).

ARTICLE II

PURCHASE AND SALE

2.1    Purchase and Sale. Subject to the terms and conditions set forth herein, at Closing, the Company agrees to issue and sell to the Purchasers, and each Purchaser agrees to purchase from the Company, the number of shares of Common Stock listed on the signature page of such Purchaser (collectively, the “Shares”), at a price per share of $0.08. Notwithstanding the foregoing, the Company’s agreement with each Purchaser is a separate agreement and the sale of Shares to each Purchaser is a separate sale.

2.2    Closing. Subject to the satisfaction or waiver of the closing conditions contained herein, the purchase, sale, and issuance of the Shares shall take place at a closing (the “Closing”) to be held remotely via exchange of documents and signatures on December 19, 2016, subject to an extension at the option of the Company to a later date, which date shall not be later than December 31, 2016 (the day on which the Closing takes place, the “Closing Date”).

2.3    Closing Conditions.

(a)    The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or the Company’s waiver, at or prior to the Closing, of each of the following conditions:

(i)    The Company shall have received a certificate duly executed by an officer or the general partner of each Purchaser, as applicable, dated as of the Closing, certifying:

(A)    the accuracy in all material respects as of the Closing Date of the representations and warranties of such Purchaser contained herein; and

(B)    all obligations, covenants and agreements of such Purchaser required to be performed at or prior to the Closing Date shall have been performed.

(ii)    Each Purchaser shall have delivered the items set forth in Section 2.4(b) of this Agreement.

(b)    The obligation of each Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or such Purchaser’s waiver, at or prior to the Closing, of each of the following conditions:

(i)    The Company shall have obtained all governmental, regulatory or third party consents and approvals necessary for the sale of the Shares;

(ii)    The Company shall maintain in place all Insurance Policies (as defined herein) and, effective as of the Closing Date, shall add each of the Purchaser Designees, in their capacities as directors and officers of the Company, to any and all Insurance Policies providing coverage for directors and officers.

(iii)    The Company shall have submitted all documentation, including new signature cards, and otherwise taken all action required to remove the current authorized signatories to the Company’s bank accounts and add Mark W. Brooks and Christopher C. Reeg as the exclusive authorized persons and signatories to all such accounts, effective as of the Closing Date;

(iv)    The Purchasers shall have received a certificate duly executed by the Chief Executive Officer of the Company, dated as of the Closing, certifying:

(A)    the accuracy in all material respects as of the Effective Date and at and as of the Closing Date of the representations and warranties of the Company contained herein, provided that such certificate shall certify the accuracy in all respects of any representation or warranty that refers to a Material Adverse Effect or is otherwise qualified by materiality; and

(B)    all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed.

(v)    The Company shall have delivered the items set forth in Section 2.4(a) of this Agreement.

(vi)    The Purchasers shall have received a certificate duly executed by the secretary or an assistant secretary (or equivalent officer) of the Company, dated as of the Closing, certifying:

(A)    that attached thereto are true and complete copies of all resolutions and other consents adopted by the board of directors authorizing and approving the execution, delivery, filing and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions and consents are in full force and effect as of the Closing and are all the resolutions and consents adopted in connection with the transactions contemplated hereby and thereby; and

(B)    the names and signatures of the officers of the Company authorized to sign this Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder.

(vii)    The Company shall have delivered to the Purchasers (i) a good standing certificate (or its equivalent) for the Company from the secretary of state of the State of Delaware and (ii) a foreign qualification certificate (or its equivalent) for the Company from the secretary of state or similar Governmental Authority of each jurisdiction in which the Company has qualified, or is required to qualify, to do business as a foreign corporation.

(viii)    The Company shall have delivered, or caused to be delivered, to the Purchasers such other documents or instruments as the Purchasers reasonably request and are reasonably necessary to consummate the transactions contemplated by this Agreement.

(ix)    The Company shall have fully complied with, or obtained appropriate consents or waivers with respect to, its obligations under each of the agreements or other documents identified on Schedule 3.1(h)(ii), including with respect to any outstanding rights of first refusal, rights of first offer, pre-emptive rights or anti-dilution rights or redemption or repurchase rights.

(x)    There shall have been no Material Adverse Effect with respect to the Company since September 30, 2016.

2.4    Closing Deliveries.

(a)    On or before the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)    a certificate, evidencing the number of Shares subscribed for by such Purchaser, registered in the name of such Purchaser, bearing the legend or restrictive notation set forth in Section 5.1(b) of this Agreement, free and clear of all Encumbrances, other than transfer restrictions set forth herein, under the Bylaws and applicable federal and state securities laws;

(ii)    the Resignations required to be delivered by the present Chief Executive Officer of the Company, the present Chief Operating Officer of the Company, the present Chairman of the Board of Directors of the Company and two of the four current directors of the Company pursuant to Section 4.1(a) of this Agreement;

(iii)    the resolutions of the Board of Directors to be delivered by the Company pursuant to Section 4.1(b) of this Agreement; and

(iv)    the Transaction Documents and all other agreements, documents, instruments or certificates required to be delivered by the Company at or prior to the Closing pursuant to Section 2.3 of this Agreement;

(b)    On or before the Closing, each Purchaser shall deliver or cause to be delivered to the Company (except as noted) the following:

(i)    such Purchaser’s Subscription Amount, minus the applicable expense reimbursement amount for which the Company is responsible as of the Closing Date pursuant to Section 6.8, by wire transfer of immediately available funds to an account of the Company designated in writing by the Company to the Purchasers at least two (2) Business Days prior to the Closing; and

(ii)    the Transaction Documents and all other agreements, documents, instruments or certificates required to be delivered by Purchaser at or prior to the Closing pursuant to Section 2.3 of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)    Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as it is currently conducted and has been conducted since May 28, 2014 (the “Reverse Merger Date”). The Company is not in violation or default of any of the provisions of the Certificate of Incorporation, Bylaws or other organizational or charter documents, and the copies of the foregoing documents filed as exhibits to the Company’s SEC Reports are true, correct and complete copies thereof, in each case as currently in effect. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”), and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)    Subsidiaries. The Company does not presently have any subsidiaries or, directly or indirectly, own, control or have any interest in any shares or other ownership interest in any other Person.

(c)    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into this Agreement and the other Transaction Documents to which the Company is a party, to consummate the transactions contemplated hereby and thereby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and any other Transaction Document to which the Company is a party by the Company, the performance by the Company of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. This Agreement and each of the Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Certificate of Incorporation, the Bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which the Company is subject (including federal and state securities laws and regulations, the Stark Law, the Anti-Kickback Statute and similar laws or regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)    Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than (i) the filing of a Form 8-K and Form D as well as any other filings required to be filed with the Commission or the Trading Market, and (ii) any filings required to be made pursuant to applicable state securities laws (collectively, the “Required Approvals”).

(f)    Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens other than restrictions on transfers expressly provided for in the Transaction Documents.

(g)    No Disqualifying Events.

(i)    As of the Effective Date, the Company is not disqualified from relying on Rule 506 of Regulation D under the Securities Act for any of the reasons stated in Rule 506(d) in connection with the issuance and sale of the Shares, and it has exercised reasonable care, including without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether any such disqualification under Rule 506(d) exists as of the Effective Date;

(ii)    The Company has exercised reasonable care, including without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether there are any matters that would have triggered disqualification under Rule 506(d) but which occurred before September 23, 2013, and, if there are any such matters, they have been or will be disclosed to the Purchasers as required by Rule 506(e); and

(iii)    Any outstanding securities of the Company (of any kind or nature) that were issued in reliance on Rule 506 at any time have been issued in compliance with all applicable provisions of Regulation D, including, but not limited to, Rule 506(d) and (e), when applicable, and no party has any reasonable basis for challenging any such reliance on Rule 506 in connection therewith.

(h)    Capitalization.

(i)    The capitalization of the Company as of the Effective Date is as set forth on Schedule 3.1(h)(i). Immediately following the Closing after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, (i) all the issued and outstanding shares of Common Stock will have been duly authorized and validly issued, and will be fully paid and non-assessable, (ii) all of the issued and outstanding shares of Common Stock will have been issued in compliance with all federal and state securities Laws, (iii) none of the issued and outstanding shares of Common Stock will have been issued in violation of any agreement, arrangement or commitment to which the Company or any of its Affiliates was or is a party or subject to or in violation of any preemptive rights or similar rights of any Person granted by the Company and (iv) all of the Shares will have the rights, preferences, powers, restrictions and limitations set forth in the Certificate of Incorporation and under the Delaware General Corporation Law. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares.

(ii)    Except as set forth on Schedule 3.1(h)(ii), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(h)(ii), and as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as disclosed on Schedule 3.1(h)(ii), the issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. Except as disclosed on Schedule 3.1(h)(ii), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company’s stockholders.

(iii)    The Company’s currently outstanding shares of Common Stock are traded on the Trading Market, and the Company has not received any notice of removal from the Trading Market.

(i)    SEC Reports. Except as set forth on Schedule 3.1(i), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for at least one year preceding the Effective Date (the foregoing materials and any amendments filed through the Effective Date, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)    Not a Shell Company. The Company is not a “shell company” (as defined in Rule 405 of the Securities Act) and has not been a shell company for at least the previous twelve (12) calendar months and, if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least twelve (12) calendar months prior to the Effective Date reflecting its status as an entity that is not a shell company.

(k)    Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The audited balance sheet of the Company as of December 31, 2015 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Company as of September 30, 2016 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”. The Company maintains a standard system of accounting established and administered in accordance with GAAP. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto

(l)    Undisclosed Liabilities. Except as set forth on Schedule 3.1(l), the Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those that are adequately reflected or reserved against in the Interim Balance Sheet as of the Interim Balance Sheet Date, and (b) those that have been incurred in the ordinary course of business consistent with past practice since the Interim Balance Sheet Date that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(m)    Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed on Schedule 3.1(m), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement or as set forth on Schedule 3.1(m), no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(n)    Litigation. Except as described in the SEC Reports, or as set forth on Schedule 3.1(n), there is no Proceeding pending or, to the Knowledge of the Company, threatened against or affecting the Company or its properties before or by any court, arbitrator, Governmental Authority, administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof, is or has been the subject of a Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or other Governmental Authority involving the Company or any current or former director, officer or stockholder of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(o)    Regulatory Permits. The Company possesses all certificates, licenses, authorizations, consents, approvals and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of Proceedings relating to the revocation or modification of any Material Permit.

(p)    Consents. All consents, authorizations, approvals and orders required in connection with the execution, delivery, and performance by the Company of each of the

Transaction Documents and all ancillary documents to which it is a party, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof have been obtained. No consent, authorization or order of, and no filing with, any court, Governmental Authority or other body is required for the valid issuance, sale and delivery of the Shares and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the disclosures in the SEC Reports.

(q)    Title to Assets. The Company has good and marketable title in fee simple to all Real Property owned by it and good and marketable title to, or a valid leasehold interest in, all Real Property leased by it and all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any Real Property held under lease by the Company is held by it under valid, subsisting and enforceable leases with which the Company is in compliance. With respect to such leased Real Property, the Company has delivered or made available to the Purchasers true, complete and correct copies of any leases affecting such Real Property.

(r)    Intellectual Property. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct its business as now conducted and as presently proposed to be conducted. To the Knowledge of the Company, the Company has not infringed, nor conflicted with, the Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the Knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights. The Company is not aware of any facts or circumstances that might reasonably give rise to any of the foregoing infringements or claims, actions or Proceedings.

(s)    Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged and are sufficient for compliance with all applicable Laws and Contracts to which the Company is a party or by which it is bound, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount (the “Insurance Policies”). True and complete copies of such Insurance Policies have been made available to the Purchasers, and such Insurance Policies are in full force and effect and none of the Insurance Policies will lapse or terminate following the consummation of the transactions contemplated by this Agreement. The Company has not received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies, and it has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t)    Transactions with Affiliates and Employees. Except as set forth in the SEC Reports or Schedule 3.1(t), none of the officers or directors of the Company and, to the Knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $1.00 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company previously provided to the Purchasers.

(u)    Sarbanes Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting

(v)    Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(w)    Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares to the Purchasers as contemplated hereby. The issuance and sale of the Shares pursuant to this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor, to the Company’s Knowledge, any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption. Furthermore, the issuance and sale of the Shares pursuant to this Agreement do not contravene the rules and regulations governing the Trading Market.

(x)    Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action in order to render inapplicable or opt out of all control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or Bylaws (or similar charter documents) or the laws of the State of Delaware that are applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Shares and the Purchasers’ ownership of the Shares.

(y)    No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Shares contemplated herein to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act or (ii) any applicable stockholder approval provisions of the Trading Market or any other markets or exchanges on which the Common Stock is listed or quoted as of the Closing Date.

(z)    Taxes.

(i)    Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has timely filed all necessary federal, state and foreign income and franchise Tax Returns and has paid or accrued all Taxes shown as due thereon, and the Company has no knowledge that a tax deficiency has been asserted or threatened against the Company. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been timely paid.

(ii)    The Company is not a party to any Proceeding by any taxing authority. There are no pending or threatened Actions by any taxing authority.

(iii)    The Company has not been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes. The Company has no liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor, by contract or otherwise.

(aa)    No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchasers.

(bb)    Foreign Corrupt Practices. Neither the Company, nor to the Knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, (iv) directly or indirectly, made or received any payment which was not legal to make or receive, including without limitation, payments prohibited under applicable federal and state anti-kickback statutes and similar laws or regulations, or (v) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(cc)    Health Care Laws. As of the Effective Date, (i) the Company is in compliance with the Stark Law and the Anti-Kickback Statute; (ii) to the Knowledge of the Company, the Company is in compliance with all other applicable Health Care Laws relating to the operation of its business, including maintaining all records required to be maintained by any Governmental Authority or otherwise under applicable Health Care Laws and maintaining the requisite provider number or other authorization necessary to submit reimbursement claims to all Third Party Payor Programs (as defined below) to which the Company currently submits reimbursement claims; (iii) there is no investigation, audit, claim review, or other similar action pending or, to the Knowledge of the Company, threatened, that could result in material civil monetary penalties, or a revocation, suspension, termination, probation, restriction, limitation or non-renewal of any Third Party Payor provider number or authorization or result in the Company being excluded from any Third Party Payor Program; and (iv) the Company has not received written notice that the Company is or is threatened to be: (x) excluded from U.S. health care programs pursuant to 42 U.S.C. §1320a-7 and related regulations, (y) “suspended” or “debarred” from selling products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (48 C.F.R. Subpart 9.4), or other applicable laws or regulations, or (z) made a party to any other action by any Governmental Authority that may prohibit it from providing services or selling products to any governmental or other purchaser pursuant to any federal, state or local laws or regulations. For purposes of this Agreement, (A) “Third Party Payor” means Medicare, Medicaid, TRICARE, and any other federal or state government health care insurers, commercial insurers, private insurers and any other person or entity which presently or in the future maintains Third Party Payor Programs, and (B) “Third Party Payor Programs” means all health care programs and plans operated or administered by Third Party Payors in which the Company participates (including any federal or state health care programs, commercial managed care plans, and any other private insurance programs).

(dd)    No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(ee)    Disclosure of Agreements. The agreements and documents described in the SEC Reports conform to the descriptions thereof contained therein, and there are no agreements or other documents required by the Exchange Act and the rules and regulations to be described therein or to be filed with the Commission that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the SEC Reports, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s Knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal or state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s Knowledge, any other party is in default thereunder and, to the Company’s Knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the Company’s Knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable Law, rule, regulation, judgment, order or decree of any Governmental Authority or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to Environmental Laws.

(ff)    Environmental Laws. Except as described in the SEC Reports, (A) neither the Company nor any subsidiary is in violation of any Environmental Laws, except for those violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance in all material respects with their requirements, (C) there are no pending or, to the Company’s Knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of noncompliance or violation, investigations or Proceedings relating to any Environmental Law against the Company, and (D) to the Company’s Knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation or Proceeding by any private party or Governmental Authority, against or affecting the Company relating to Hazardous Materials or any Environmental Laws.

(gg)    Employee Benefit Plans. The Company does not currently sponsor, maintain, contribute to or have any liability with respect to, and has never, sponsored, maintained, contributed to or had any liability with respect to, any Benefit Plans. Neither the Company nor its ERISA Affiliates have ever, sponsored, maintained, contributed to or had any liability or obligation to contribute to (i) any “pension plan” within the meaning of Section 3(2) of ERISA that is subject to Section 412 of the Code or Title IV of ERISA, (ii) any “multiemployer plan” within the meaning of Section 3(37) or 4001(a)(3) of ERISA, (iii) any “multiple employer plan” within the meaning of Section 413 of the Code or Section 4063 or 4064 of ERISA, (iv) any “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, or (v) any “welfare plan” within the meaning of Section 3(1) of ERISA which provides medical, health or other welfare-type benefits to any former employee, director or independent contractor of the Company or any ERISA Affiliate other than in accordance with COBRA or any similar state or local laws. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will result in any “excess parachute payment” within the meaning of Section 280G of the Code.

(hh)    Employment Matters.

(i)    The Company is not involved in any strike, labor dispute, work stoppage, work slowdown, lockout, or similar labor matter or, to the Knowledge of the Company, is any such dispute, slowdown, lockout or other matter threatened or contemplated. There are no labor agreements, collective bargaining agreements, or other labor Contracts applicable to any employees of the Company or by which the Company is bound, and no discussions or negotiations have occurred with respect thereto between the Company and any Union within the prior four years.

(ii)    No employees of the Company are represented by any Union and no Union claims to represent a majority of any employees of the Company in a bargaining unit of any of the Company.

(iii)    There are no current or, to the Company’s Knowledge, threatened representational campaigns or other organizing activities by any Union seeking to become the collective bargaining representative of any employees of the Company, and there is no Union or labor organization representation question or certification petition against the Company pending or, to the Company’s Knowledge, threatened before the National Labor Relations Board or any similar Governmental Authority.

(iv)    The Company is and has been in compliance in all material respects with all applicable Laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, terms and conditions of employment, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, worker classification as exempt or non-exempt and as employee rather than independent contractor, employment-related immigration and authorization to work in the United States, wages, hours, employee benefits, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, occupational health and safety, notice of plant closings or mass layoffs, affirmative action, employee waivers of liability, workers’ compensation, leaves of absence and unemployment insurance (collectively “Employment Laws”).

(v)    All individuals characterized and treated by the Company as independent contractors or consultants are properly treated and classified as independent contractors under all applicable Employment Laws. All employees classified as exempt under applicable Employment Laws, including the Fair Labor Standards Act and state and local wage and hour Laws, are properly classified in all material respects.

(vi)    There are no pending or, to the Company’s Knowledge, threatened investigations, charges, complaints, Actions, suits or judicial, administrative, or Proceedings of any kind and in any forum by or on behalf of any employee or former employee of the Company, applicant for employment, Person claiming to be an employee, or any classes of the foregoing, against the Company alleging a violation of, or seeking to enforce compliance with, any express or implied contract of employment or any Employment Laws.

(vii)    The Company is not currently engaged in, and has not engaged in, any unfair labor practices regarding any employees of the Company and there is no pending or, to the Company’s Knowledge, threatened Proceeding involving any unfair labor practices regarding any employees of the Company before the National Labor Relations Board or any similar Governmental Authority, nor are there any actual or threatened grievances or arbitration Proceedings arising out of or under any collective bargaining agreement pending against the Company.

(viii)    The Company has timely paid or properly accrued for all wages, salaries, commissions, bonuses, severance pay, vacation pay and other paid time off, benefits, and any other compensation or remuneration owed to employees of the Company for or on account of employment.

(ix)    Since the Reverse Merger Date, the Company has not experienced a “plant closing” or “mass layoff” as defined by the Worker Adjustment and Retraining Notification Act (“WARN”) or been required to provide any notice, pay, or benefits to employees or former employees under any other applicable Law governing mass layoffs and, with respect to any such “plant closing” or “mass layoff,” the Company has complied with the notice requirements of WARN and applicable Law.

(x)    No severance payment, stay-on or incentive payment, change-in-control payment, vacation or other paid leave payment, or similar payment or obligation will be owed by the Company to any of its directors, officers, employees, agents, contractors, consultants, or any other Person upon consummation of, or as a result of, the transactions contemplated by this Agreement, nor will any such director, officer, employee, agent, contractor, consultant, or any other Person be entitled to any such payments a result of the transactions contemplated by this Agreement in the event of the subsequent termination of his or her employment or relationship.

(ii)    Books and Records. The minute books and stock record books of the Company, all of which have been made available to the Purchasers, are complete and correct and have been maintained in accordance with sound business practices. The minute books of the Company contain, in all material respects, accurate and complete records of all meetings, and actions taken by written consent of, the stockholders, the Board of Directors and any committees of the Board of Directors, and no meeting, or action taken by written consent, of any such stockholders, the Board of Directors or such committee has been held for which minutes have not been prepared and are not contained in such minute books.

(jj)    Money Laundering Laws. The Company has not, and, to the Company’s Knowledge, none of the officers, directors, employees or agents purporting to act on behalf of the Company has, made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation relating to the “know your customer” and anti-money laundering laws of any jurisdiction (collectively, the “Money Laundering Laws”), and no Proceeding by or before any Governmental Authority involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(kk)    Investment Company. The Company is not, nor upon the sale of the Shares as contemplated herein and the application of the net proceeds therefrom, will the Company be, an “investment company” or an entity “controlled” by an “investment company” (as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder).

(ll)    No Side Agreements. There are no agreements by the Company, on the one hand, and the Purchasers or any of their Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Transaction Documents, nor promises or inducements for future transactions between or among any of such parties.

(mm)    Acknowledgment Regarding Purchasers’ Purchase of the Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(nn)    Registration Rights. Other than CCEP Holdings, LLC, Resurge Hospitals, Inc., TJAL Holdings, LLC, Robert Donehew, David Hexter, and Donehew Fund Limited Partnership (collectively, the “Waiving Holders”), none of the Company’s stockholders, including but not limited to stockholders who are signatories to the Original Registration Rights Agreement, possess any Registrable Securities (as such term is defined in the Original Registration Rights Agreement) or have any continuing rights under the Original Registration Rights Agreement. Each of the Waiving Holders has executed, acknowledged and delivered all necessary documentation to evidence its waiver and termination of any and all registration and other rights granted pursuant to the Original Registration Rights Agreement.

(oo)    Officer’s Certificate. Any certificate pursuant to this Agreement signed by any duly authorized officer of the Company and delivered to the Purchasers shall be deemed a representation and warranty by the Company to the Purchasers as to the matters covered thereby.

3.2    Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser hereby, represents and warrants as of the Effective Date and as of the Closing Date to the Company as follows:

(a)    Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)    No Conflicts. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by such Purchaser of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the organizational or charter documents of such Purchaser, (ii) conflict with or result in a violation of any Law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which such Purchaser is subject (including federal and state securities laws and regulations), or (iii) require the consent, notice or other action by any Person under any Contract to which such Purchaser is a party. No consent, approval, permit, order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to such Purchaser in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

(c)    Own Account. Such Purchaser understands that the Shares are “restricted securities” and deemed “control securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law.

(d)    Accredited Investor Status. At the time such Purchaser was offered the Shares, it was, and at the Effective Date it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)    Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(f)    General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g)    Short Sales and Confidentiality Prior To The Effective Date. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the Effective Date (“Discussion Time”). Other than to other Persons party to this Agreement and to such Purchaser’s legal and professional advisors, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(h)    Information. Such Purchaser acknowledges it has been furnished with or has had access to (through EDGAR, the Company’s website or otherwise) the SEC Reports and other information requested by it on or prior to Closing, including copies of the Certificate of Incorporation, the Bylaws and the other organizational documents of the Company. Such Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this transaction and to obtain such additional information necessary to verify the accuracy of same as such Purchaser reasonably desires in order to evaluate the investment. Such Purchaser acknowledges it does not desire to receive any further information from the Company in order to make an investment in the Shares. Such Purchaser has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in this Agreement and the other Transaction Documents.

ARTICLE IV

BOARD REPRESENTATION

4.1    Appointment of Purchaser Designees and Board Resignations. On the Closing Date, the Company shall take all reasonable steps to ensure the appointment to the Board of Directors of three (3) persons designated by the Purchasers (the “Purchaser Designees”). Accordingly, at Closing:

(a)    the present Chief Executive Officer of the Company, the present Chief Operating Officer of the Company, the present Chairman of the Board of Directors of the Company and two of the four current directors of the Company shall deliver their written resignations, as appropriate, as officers and directors of the Company to be effective upon the Closing (the “Resignations”);

(b)    the current Board of Directors shall deliver duly adopted resolutions to: (i) set the size of the Company’s Board of Directors to five (5) members effective as of the Closing; (ii) accept the Resignations; (iii) appoint the initial Purchaser Designees to serve as directors of the Company to fill the three vacancies created by the Resignations and the increase in the size of the Board; and (iv) appoint Christopher C. Reeg as the Chief Executive Officer and Mark W. Brooks as the Chairman of the Board of Directors of the Company;

(c)    the Company, Christopher Pratt and Robert Donehew shall enter into that certain Voting Agreement, effective as of the Effective Date, by and among the Company, Christopher Pratt, Robert Donehew and the Purchasers, in the form attached hereto as Exhibit B (the “Voting Agreement”).

4.2    Indemnification Agreements. The Company shall enter into an Indemnification Agreement with each Purchaser Designee and their successors, if any, prior to the commencement of his or her service on the Board of Directors, substantially in the form attached hereto as Exhibit C (collectively, the “Indemnification Agreements”).

4.3    Status of Purchaser Designees. The Company and the Purchasers hereby acknowledge and agree that (i) the Purchaser Designees appointed to the Board of Directors pursuant to Section 4.1 and the Voting Agreement shall not be deemed employees of the Company solely by virtue of such appointment, and (ii) the appointment to the Board of Directors of the Purchaser Designees alone shall not denote effective control of the Company by the Purchasers.

ARTICLE V

OTHER AGREEMENTS OF THE PARTIES

5.1    Transfer Restrictions.

(a)    The Shares, as applicable, may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 5.1(c), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee (other than a transferee in a transaction effected pursuant to an effective registration statement or Rule 144 or any successor rule of the Commission) shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b)    The Purchasers agree to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Shares in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)    The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares.

5.2    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.3    Indemnification of Purchasers.

(a)    Subject to the provisions of this Section 5.3, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Person (each, a “Purchaser Party”) harmless from any and all Losses that any such Purchaser Party may suffer or incur as a result of or relating to (i) any inaccuracy in or breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, in the other Transaction Documents or in any certificate or instrument delivered by or on behalf of the Company pursuant to this Agreement; or (ii) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, the fees and expenses of such counsel shall be at the expense of the Company. The Company will not be liable to any Purchaser Party under this Agreement (A) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (B) to the extent, but only to the extent that a Loss is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

(b)    Payments. Once a Loss is agreed to by the Company or finally adjudicated to be payable pursuant to this Section 5.3, the Company shall satisfy its obligations within fifteen (15) Business Days of such agreement or such final, non-appealable adjudication by wire transfer of immediately available funds. The parties hereto agree that should the Company not make full payment of any such obligations within such fifteen (15)-Business Day period, any amount payable shall accrue interest from and including the date of agreement of the Company or final, non-appealable adjudication to the date such payment has been made at a rate of 18% per annum. Such interest shall be calculated daily on the basis of a 365-day year and the actual number of days elapsed.

(c)    Effect of Investigation. Neither the representations, warranties and covenants of the Company, nor the right to indemnification of any Purchaser Party making a claim under this Section 5.3 with respect thereto, shall be affected or deemed waived by reason of any investigation made by or on behalf of a Purchaser Party (including by any of its Representatives) or by reason of the fact that a Purchaser Party or any of its Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate or breached or by reason of a Purchaser Party’s waiver of any condition set forth in Section 2.3(b).

5.4    Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

5.5    Short Sales and Confidentiality After The Effective Date. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will execute any Short Sales during the period commencing with the Discussion Time and ending at such time as the transactions contemplated by this Agreement are first publicly announced. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced.

5.6    Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

ARTICLE VI

MISCELLANEOUS

6.1    Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.2    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or E-mail at the facsimile number or E-mail address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or E-mail at the facsimile number or E-mail address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.3    Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by each party hereto or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.4    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.5    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares by the provisions of the Transaction Documents that apply to the Purchasers.

6.6    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.3.

6.7    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Dallas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Dallas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence a Proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.8    Expenses. The Company shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby. At the Closing, the Company will reimburse the Purchasers for their costs incurred in connection with this Agreement and the transactions contemplated hereby, by deduction from the Closing proceeds, up to an aggregate amount not to exceed $50,000.

6.9    Survival. Subject to the limitations and other provisions of this Agreement, the representations, warranties and covenants contained herein shall survive the Closing and the delivery of the Shares, and shall remain in full force and effect, until the later of the date that is two (2) years from the Closing Date or the applicable statute of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days. All covenants and agreements of the parties contained herein shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved

6.10    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.11    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.12    Replacement of the Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

6.13    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any Loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14    Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by legal counsel of its own choosing in connection with its review and negotiation of the Transaction Documents.

6.16    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.17    Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the Effective Date.

FUSE MEDICAL, INC.

By:	/s/ Christopher Pratt
Name:	Christopher Pratt
Title:	Chief Executive Officer
Email:	cpratt@fusemedical.com

Address for Notice of the Company: Fuse Medical, Inc. 1300 Summit Avenue, Suite 670 Fort Worth, Texas 76102

With a copy to (which shall not constitute notice): Nason, Yeager, Gerson, White & Lioce, P.A. 3001 PGA Boulevard, Suite 305 Palm Beach Gardens, FL 33410 Email: bbernstein@nasonyeager.com

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Reeg Medical Industries, Inc.

Signature of Authorized Signatory of Purchaser:	/s/ Christopher C. Reeg

Name of Authorized Signatory:	Christopher C. Reeg

Title of Authorized Signatory:	President

Email Address of Authorized Signatory:	chrisreeg@live.com

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Reeg Medical Industries, Inc.

3024 Westminster Ave

Dallas, TX 75205

Subscription Amount:    $320,000

Shares:    4,000,000

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the Effective Date.

Name of Purchaser:	NC 143 Family Holdings, LP

Signature of Authorized Signatory of Purchaser:	/s/ Mark W. Brooks

Name of Authorized Signatory:	Mark W. Brooks

Title of Authorized Signatory:	Trustee of Medtech Family Trust, the sole manager of NC 143

Family Holdings GP, LLC, the general partner of NC 143 Family Holdings, LP

Email Address of Authorized Signatory:	incaremed@aol.com

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

NC 143 Family Holdings, LP

1565 North Central Expressway, Suite 200

Richardson, TX 75080

Subscription Amount:    $400,000

Shares:    5,000,000

[Signature Page to Stock Purchase Agreement]

EXHIBIT A

Form of A&R Registration Rights Agreement

[See Attached.]

[Exhibit A to Stock Purchase Agreement]

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (the “Agreement”), dated as of December 19, 2016, is by and among Fuse Medical, Inc., a Delaware corporation (the “Company”), Reeg Medical Industries, Inc., a Texas corporation (“Reeg Medical”), and NC 143 Family Holdings, LP, a Texas limited partnership (“NC 143” and, together with Reeg Medical, the “Investors”).

RECITALS:

WHEREAS, certain stockholders of the Company (collectively, the “Prior Rights Holders”) received shares of Common Stock (as defined herein), pursuant to that certain Agreement and Plan of Merger, dated December 18, 2013, by and among the Company, Project Fuse LLC, a Delaware limited liability company (“PF”), Fuse Medical LLC, a Delaware limited liability company (“Target”), and D. Alan Meeker, as Stockholder Representative, pursuant to which PF was merged with and into Target and Target became a wholly-owned subsidiary of the Company (the “Merger”);

WHEREAS, in connection with the Merger, the Company and the Prior Rights Holders entered into that certain Registration Rights Agreement, dated May 28, 2014 (the “Original Agreement”), pursuant to which the Company agreed to provide registration rights to the Prior Rights Holders;

WHEREAS, certain of the Prior Rights Holders do not currently hold any Registrable Securities (as defined herein and in the Original Agreement) and, accordingly, such Prior Rights Holders no longer have any registration rights with respect to Company securities under the Original Agreement or otherwise;

WHEREAS, in connection with that certain Stock Purchase Agreement, dated as of December 19, 2016 (the “Purchase Agreement”), by and among the Company and the Investors, the Investors have agreed to purchase shares of Common Stock and the Company has agreed to provide registration rights to the Investors; and

WHEREAS, the Prior Rights Holders who currently hold Registrable Securities have agreed to waive and terminate the registration rights granted to them in the Original Agreement, as set forth in those certain Letter Agreements, dated effective as of December 19, 2016, by and between the Company and each of the Prior Rights Holders who currently hold Registrable Securities, in order to cause the Investors to make an investment in the Company pursuant to the Purchase Agreement, which investment is essential to the Company and will provide significant personal benefits to the Prior Rights Holders, as stockholders of the Company;

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.    Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

2

“Allowed Delay” shall have the meaning set forth in Section 2(e)(ii) of this Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” means shares of the Company’s common stock, par value $0.01, and any securities into which such shares may hereinafter be reclassified.

“Company Registration” means a registration statement to be filed by the Company with respect to any of its equity securities for its own account (other than a registration statement on Form S-4 or S-8 or any successor or substantially similar form).

“Form S-1” means a Form S-1 Registration Statement under the 1933 Act, or any successor or substantially similar form.

“Form S-3” means a Form S-3 Registration Statement under the 1933 Act, or any successor or substantially similar form.

“Investors” means, in addition to such Investors as defined in the Preamble to this Agreement, a permitted transferee of any such Investor who is a subsequent holder of Registrable Securities and who executes and delivers to the Company a joinder to this Agreement. The Investors are individually referred to herein as an “Investor.”

“Other Holder Demand Rights” means the rights of any holder of Company securities, other than the Investors, having a contractual right to require the Company to effect a registration of Company securities held by such holder.

“Other Holder Piggyback Rights” means the rights of any holder of Company securities, other than the Investors, having contractual piggy-back registration rights entitled to participate in a registration.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus which is permitted to be so incorporated by reference in accordance with the rules and regulations of the SEC.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

3

“Registrable Securities” or “Registrable Security” means (i) the shares of Common Stock issued to the Investors in connection with the Purchase Agreement and (ii) any securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization with respect to any of the securities referenced in clause (i); provided that securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company; (c) such securities shall have ceased to be outstanding; or (d) such securities are salable within a three-month period under Rule 144 without regard to any volume limitations under Rule 144.

“Registration” shall mean any Demand Registration or Piggy-Back Registration.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“Underwriter” means a securities dealer, investment banker, or purchaser’s agent who purchases any Registrable Securities as principal in an underwritten offering and not as part of such securities dealer’s market-making activities.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.     Registration.

(a)    Form S-1 Demand Registration.

(i)    During the Demand Term (as defined below), the Investors holding a majority of all Registrable Securities then held by all Investors may, by written notice to the Company, request that the Company effect a registration on Form S-1 (a “Demand Registration”) under the 1933 Act covering all or part of the Registrable Securities held by such Investors (the date of such notice, the “Demand Date”), and the Company shall promptly notify all other Investors in writing of the receipt of such notice. The Company

4

shall, as expeditiously as possible, but in any event no later than sixty (60) days after the Demand Date, file with the SEC a Registration Statement (a “Demand Registration Statement”) relating to all shares of Registrable Securities which the Company has been so requested to register by the Investors for sale. As used herein, “Demand Term” shall mean the period commencing on December 19, 2016 and ending on such date as the Company is first eligible to register the Registrable Securities on Form S-3. If the Company loses its eligibility to register the Registrable Securities on Form S-3 while Registrable Securities are still held by the Investors, the Demand Term shall be automatically reinstated and extended until the Company again becomes eligible to register the Registrable Securities on Form S-3.

(ii)    Notwithstanding anything to the contrary contained herein, the Company shall not be required to prepare and file (A) more than one (1) Demand Registration Statement in any twelve-month period, (B) any Demand Registration Statement within one hundred twenty (120) days following the date of effectiveness of any other Registration Statement; or (C) during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company Registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; and provided further that, if the Company abandons such Company Registration, the Company shall promptly notify any Investor that was unable to effect a registration under this Section 2(a) as a result of this clause (C).

(iii)    If the Investors so elect and advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the Investors shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the Investors initiating the Demand Registration.

(iv)    If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advise the Company and the Investors in writing that the dollar amount or number of shares of Registrable Securities which the Investors desire to sell, taken together with all other shares of Common Stock or other securities, if any, as to which registration has been requested by holders of Common Stock (other than the Investors) pursuant to Other Holder Piggyback Rights, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (1) first, the Registrable Securities as to which Demand Registration has been requested by the Investors (pro rata in accordance with the number of shares of Registrable Securities then held by such Investors) that can be sold without exceeding the Maximum Number of Shares; (2) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (1), the

5

shares of Common Stock for the account of other persons that the Company is obligated to register under Other Holder Piggyback Rights that can be sold without exceeding the Maximum Number of Shares; and (3) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (1) and (2), the shares of Common Stock that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares.

(b)    Form S-3 and Shelf Demand Registration.

(i)    After the Company has qualified for the use of Form S-3 under the 1933 Act for sales of Registrable Securities by selling stockholders, and prior to the date on which the Registrable Securities all cease to be Registrable Securities, in addition to the rights contained in Section 2(a), the Investors shall have the right to request an unlimited number of registrations on Form S-3. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Investors, including whether such offering is requested to be an underwritten offering. Upon such request, the Company shall, subject to Section 2(e)(ii) hereof, use its commercially reasonable efforts to effect the registration under the 1933 Act of the Registrable Securities which the Company has been so requested to register by such Investors; provided, however, that the Company shall not be obligated to effect a registration pursuant to this Section 2(b): (1) more than once in any twelve-month period; (2) unless the Registrable Securities requested to be included therein have an anticipated offering price to the public of at least $1.00 per share; (3) during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company Registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; and provided further that, if the Company abandons such Company Registration, the Company shall promptly notify any Investor who was unable to effect a registration under this Section 2(b) as a result of this clause (3); or (4) within one hundred eighty (180) days following the last date on a Registration Statement filed in respect of a registration hereunder, if any, was effective. Any registration under this Section 2(b) shall be underwritten at the request of the Investors participating in such registration.

(ii)    If a request complying with the requirements of Section 2(b)(i) hereof is delivered to the Company, the notice provisions set forth in Section 2(a)(i) and the provisions of Sections 2(a)(iii) and 2(a)(iv) shall apply to such registration; provided that if such request is for an offering other than an underwritten offering, the portions of those sections applying to an underwritten offering shall not apply.

(iii)    The Investors shall have the right to request that one (1) registration made pursuant to Section 2(b) constitute an offering of Registrable Securities under the Securities Act in a manner that permits sales on a continuous or delayed basis pursuant to Rule 415 (the “Shelf Registration”). The Company shall, subject to Section 2(e)(ii) hereof, use its commercially reasonable efforts to cause the Registration

6

Statement relating to the Shelf Registration to become effective as promptly as practicable and maintain the effectiveness of such Registration Statement for a period ending on the earliest of (A) two (2) years following the date on which such Registration Statement first becomes effective (but one (1) year if the Company is not continuously able to use Form S-3 during such period unless the Company is not permitted by applicable law to maintain the effectiveness for one (1) year, and then for such shorter period as is permitted), and (B) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed or have become freely tradable pursuant to Rule 144 without regard to volume limitations. Any “takedown” under the Shelf Registration shall be underwritten at the request of the Investors participating in such “takedown.” Any request for such a “takedown” that is intended to be an underwritten offering shall be made pursuant to Section 2(b)(ii) such that the provisions relating to effecting a Registration Statement thereunder apply to effecting the takedown under the Shelf Registration. Any sales made on a delayed or continuous basis under the Shelf Registration that do not constitute an underwritten offering shall not be required to comply with the underwriting provisions of Section 2(b)(ii).

(c)    Piggy-Back Registration.

(i)    If at any time after the date hereof and prior to the date on which all Registrable Securities cease to be Registrable Securities, the Company proposes to file a Registration Statement under the 1933 Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company), other than a Registration Statement (A) filed on Form S-8 or any successor form in connection with any employee stock option or other benefit plan, (B) filed on Form S-4 or any successor form in connection with a business combination transaction, (C) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (D) for an offering of debt that is convertible into equity securities of the Company, or (E) for a dividend reinvestment plan, then the Company shall (1) give written notice of such proposed filing to the Investors as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (2) offer to the Investors in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”).

(ii)    The Company shall cause such Registrable Securities to be included in such Piggy-Back Registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company

7

and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

(iii)    If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded by the Investors pursuant to Section 2(a) or Section 2(b) or by persons (other than the Investors) pursuant to Other Holder Demand Rights, the Registrable Securities as to which registration has been requested under this Section 2(c), and the shares of Common Stock, if any, as to which registration has been requested pursuant to Other Holder Piggyback Rights, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(A)    If the registration is undertaken for the Company’s account: (1) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (2) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (1), Registrable Securities as to which registration has been requested by Investors under this Section 2(c) that can be sold without exceeding the Maximum Number of Shares; (3) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (1) and (2), the shares of Common Stock as to which registration has been requested pursuant to Other Holder Piggyback Rights that can be sold without exceeding the Maximum Number of Shares; or

(B)    If the registration is a “demand” registration undertaken at the demand of Investors pursuant to Section 2(a) or Section 2(b) or by persons (other than Investors) pursuant to Other Holder Demand Rights, (1) first, the shares of Common Stock for the account of such Investors or such other persons exercising Other Holder Demand Rights, as the case may be, that can be sold without exceeding the Maximum Number of Shares; (2) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (1), Registrable Securities as to which registration has been requested by Investors under this Section 2(c) that can be sold without exceeding the Maximum Number of Shares; (3) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (1) and (2), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (4) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (1), (2) and (3), the shares of Common Stock, if any, as to which registration has been requested pursuant to Other Holder Piggyback Rights that can be sold without exceeding the Maximum Number of Shares.

8

(d)    Expenses. The Company will pay all expenses associated with each Registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, blue sky fees, and the expenses of any special audits incident to or required by any such Registration, but excluding stock transfer taxes, discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(e)    Effectiveness.

(i)    The Company shall use commercially reasonable efforts to have a Demand Registration Statement declared effective within one hundred and twenty (120) days after the Demand Date. The Company shall notify the Investors participating in such registration by facsimile or e-mail as promptly as practicable, or by issuing a press release, within twenty-four (24) hours, after any Registration Statement is declared effective and as soon as reasonably practicable shall make available to such Investors, upon written request, copies of any related Prospectus to be used in connection with the sale or other disposition of the Registrable Securities covered thereby.

(ii)    Notwithstanding anything to contrary, the Company may delay, suspend the use of, or withdraw any Registration Statement or qualification of Registrable Securities if the Company in good faith determines that any such Registration Statement, or the use thereof, would materially and adversely affect any material corporate event or would otherwise require disclosure of nonpublic information which the Company determines, in its reasonable judgment, is not in the best interests of the Company at such time (an “Allowed Delay”); provided, however, that an Allowed Delay may not continue for more than sixty (60) consecutive days and Allowed Delays may not exceed a cumulative total of more than ninety (90) days in any twelve (12)-month period; and provided further that the Company shall promptly (A) notify the Investors participating in such registration in writing of the existence of (but in no event, without the prior written consent of such Investors, shall the Company disclose to such Investors any of the facts or circumstances regarding) the event giving rise to an Allowed Delay; provided, however, that the Company shall not be required to disclose material nonpublic information to any Investor unless such Investor has executed the nondisclosure agreement contemplated pursuant to Section 4(b); (B) advise the Investors participating in such registration in writing to cease all sales under the Registration Statement until the end of the Allowed Delay; and (C) use commercially reasonable best efforts to terminate an Allowed Delay as promptly as practicable.

(f)    SEC Reductions. In the event the Company is required by the SEC to reduce the number of Registrable Securities being registered for resale on any Registration Statement filed with the SEC pursuant to Section 2(a), 2(b) or 2(c) hereof, then unless otherwise required by the SEC or agreed to by the Investors, the number of

9

Registrable Securities (and other shares of Common Stock, if any) included in such registration shall be allocated, first, among the Investors on a pro rata basis based on the number of Registrable Securities held by each Investor and, next, to any other holders of Common Stock who are participating in such registration in accordance, as nearly as practicable, with the “cutback” allocation provisions in Section 2(a), Section 2(b) or Section 2(c), as appropriate, as if such reduction were required by the Underwriters as provided in such sections. The Company shall notify the Investors in the event of any such reduction.

3.    Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant hereto the Company will, as expeditiously as possible:

(a)    use commercially reasonable efforts to cause such Registration Statement to become and remain effective until the earlier of (i) two hundred seventy (270) days following the effective date of such Registration Statement; (ii) such time as all of the Registrable Securities covered by the Registration Statement have been sold; or (iii) the date on which all of the Registrable Securities may be sold pursuant to Rule 144 under the 1933 Act without regard to volume restrictions, except that for any Shelf Registration, the required effectiveness periods set forth in Section 2(b)(iii) above shall be required (the “Effectiveness Period”);

(b)    prepare and file with the SEC such amendments, prospectus supplements or post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)    make available to the Investors and their legal counsel upon written request (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investors that are covered by the related Registration Statement. Notwithstanding the foregoing, the Company shall not be required to provide any Investor or Investors’ representative with material non-public information unless such Investor has entered into a non-disclosure agreement with the Company;

(d)    use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness, and (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

10

(e)    use commercially reasonable efforts to cause all Common Stock covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed or quoted (if applicable);

(f)    promptly notify the Investors upon the occurrence of any of the following events in respect of the Registration Statement or the Prospectus forming a part thereof: (i) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (ii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iii) the effectiveness of the Registration Statement within twenty four (24) hours of such Registration Statement being declared effective;

(g)    immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event or the passage of time as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus or the Registration Statement as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h)    otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

(i)    cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, and to enable such Registrable Securities to be in such denominations and registered in such names as the Investors may request; and

(j)    prior to any public offering of Registrable Securities, register or qualify (unless an exemption from such registration or qualification is available) the Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as the Investors whose Registrable Securities are included in such public offering shall request, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the

11

Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to transact business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

4.    Due Diligence Review; Information.

(a)    The Company shall make available, during normal business hours, upon reasonable request and within a reasonable time, for inspection and review by the Investors and by advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, all filings with the SEC, and all other documents respecting the Company, its assets, its properties or its business (including without limitation minute books, corporate records, financial statements, contracts, permits, licenses, approvals, technical or engineering reports, and any valuations which the Company has obtained) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such advisor or representative in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them) to the extent not publicly available on EDGAR or the Company’s website, prior to and from time to time after the filing and effectiveness of the Registration Statement until the end of the Effectiveness Period, for the sole purpose of enabling the Investor and such advisors and representatives to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

(b)    Any Investor (and its advisors and representatives) requesting Company information pursuant to Section 4(a) shall complete a non-disclosure agreement with the Company and an acknowledgement that such investigation may reveal material non-public information. Nothing herein shall obligate the Company to provide to the Investor, or any advisors or representatives or underwriters, any material nonpublic information. Additionally, the Company is not required to provide any information the Company deems commercially sensitive or proprietary.

5.    Obligations of the Investors.

(a)    Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request within five (5) Business Days of such request. Additionally, each Investor agrees to respond to any comments from the SEC or any other government regulator regarding such Investor as soon as possible and in any event within five (5) Business Days of such request. The Company shall not be required to include the Registrable Securities of an Investor in a Registration Statement and shall not be required to pay any damages to any Investor who fails to furnish to the Company such information within the prescribed time periods.

12

(b)    The Investors, by their acceptance of the Registrable Securities, agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless any such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)    Each Investor agrees that, upon receipt of any notice (which may be oral as long as written notice is provided by the next Business Day) from the Company of the commencement of an Allowed Delay pursuant to Section 2(e)(ii), the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until otherwise notified in writing by the Company or until the Investor’s receipt of the copies of the supplemented or amended Prospectus filed with the SEC and until any related post-effective amendment is declared effective. In addition, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

(d)    Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

6.    Indemnification.

(a)    Indemnification by the Company. The Company will indemnify and hold harmless each Investor, and each of its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages, liabilities and expense (including reasonable attorneys’ fees), joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus contained therein, or in any amendment or supplement thereto, or the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or final Prospectus, or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading; (ii) any application or other document or communication (collectively, an “application”) executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or “blue sky” laws thereof or filed with any securities exchange; (iii) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and

13

relating to action or inaction required of the Company in connection with such registration; or (iv) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on the Investor’s behalf; provided, however, that the Company will not be liable in any such case if and to the extent that (A) any such loss, claim, damage, liability or expense either arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor for use in such Registration Statement or Prospectus, or (B) such information relates to the Investor or the Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved by the Investor for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (C) in the case of an occurrence of an Allowed Delay or of an event of the type specified in Section 3(g), the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor in writing that the Prospectus is outdated or defective and prior to the receipt by the Investor of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of such amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.

(b)    Indemnification by the Investor. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement, any preliminary Prospectus or final Prospectus, or in any amendment or supplement thereto, or necessary to make the statements therein (in the case of any preliminary Prospectus or final Prospectus, or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in any information furnished by the Investor to the Company for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, or to the extent that such information relates to such Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved by the Investor for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or in the case of an occurrence of an Allowed Delay or an event of the type specified in Section 3(g), the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor in writing that the Prospectus is outdated or defective and prior to the receipt by the Investor of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected. In no event shall the liability of the Investor be greater in amount than the dollar amount of the proceeds (net of any damages the Investor has otherwise been required to pay by reason of such untrue statement or omission by the Company) received by the Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

14

(c)    Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses; or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person; or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); or (D) the indemnified party shall have reasonably concluded, with the advice of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the indemnifying party; and provided further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The Company agrees promptly to notify the Investors of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary Prospectus, final Prospectus, Registration Statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

(d)    Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Investor, and the parties’ relative

15

intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The parties agree that it would be unjust and inequitable if the respective obligations of the Company and each Investor for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this clause (d). No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation. Anything in this Section 6(d) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 6(d) is not intended to supersede any right to contribution under the 1933 Act, the 1934 Act, or otherwise.

7.    Miscellaneous.

(a)    Amendments and Waivers. This Agreement may be amended only by an instrument in writing signed by the Company and the Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written waiver or consent to such amendment, action or omission to act, of the Investors, provided that no such action or omission that is materially and disproportionately adverse to any Investor shall occur without such Investor’s written consent. Matters approved as provided in this Section 7(a) shall be binding on all Investors.

(b)    Notices. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received, or the third Business Day after the date when sent by registered or certified mail, or the first Business Day after the date when sent by overnight delivery service, to the address set forth below, unless such address is changed by notice in the manner described in this Section 7(b):

If to Company:

Fuse Medical Inc.

1300 Summit Avenue, Suite 670

Fort Worth, Texas 76102

Attention: Mark W. Brooks

16

If to the Investors:

To their addresses set forth on the signature page attached hereto

(c)    Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their successors and permitted assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons who are “accredited investors” as defined in Rule 501(a) of Regulation D under the 1933 Act and who agree in writing to be bound by the terms and conditions of this Agreement (which writing is acceptable in form and substance to the Company), its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that the Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected. From and after such proper assignment, such assignee shall be deemed an Investor hereunder with the same rights and obligations hereunder as the applicable transferor Investor.

(d)    Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Investors, after notice duly given by the Company to the Investors.

(e)    Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)    Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or via a .pdf attachment to an e-mail, which shall be deemed an original.

(g)    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions

17

hereof, but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)    No Other Registration Rights. The Company represents and warrants to the Investors that, except as provided in this Agreement and the Original Agreement (which is extinguished and superseded by this Agreement), it has not granted or agreed to grant to any person or entity, and no person or entity currently has, any demand or piggyback registration rights or similar rights to require the Company to register or qualify for sale any Common Stock or other securities of the Company. During the term of this Agreement, the Company covenants and agrees that it will not grant or agree to grant to any person or entity any Other Holder Demand Rights, Other Holder Piggyback Rights or any other rights of the type described in the preceding sentence without the prior written consent of the Investors.

(j)    Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(k)    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter, including, without limitation, the Original Agreement.

(l)    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Texas and the United States District Courts for Texas, in each case in the County of Dallas, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

18

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

THE COMPANY:

FUSE MEDICAL, INC.

By:
Name:	Dr. Christopher Pratt, D.O.
Title:	Chief Executive Officer of Fuse

INVESTORS:

REEG MEDICAL INDUSTRIES, INC.

By:
Christopher C. Reeg
President

Address:	3024 Westminster Ave
Dallas, TX 75205

NC 143 FAMILY HOLDINGS, LP

By:	NC 143 Family Holdings GP, LLC, its general partner

By:
Mark W. Brooks
Manager

Address:	1565 North Central Expressway, Suite 200
Richardson, TX 75080

EXHIBIT B

Form of Voting Agreement

[See Attached.]

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of December 19, 2016, by and among Fuse Medical, Inc., a Delaware corporation (the “Company”), Christopher Pratt (“Pratt”), Robert Donehew (“Donehew” and, together with Pratt, the “Key Holders”), Reeg Medical Industries, Inc., a Texas corporation (“Reeg Medical”), and NC 143 Family Holdings, LP, a Texas limited partnership (“NC 143” and, together with Reeg Medical, the “Investors”). The Key Holders and the Investors, together with any persons who subsequently become parties hereto, shall be referred to herein as “the “Stockholders”.

RECITALS

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Investors (the “Purchase Agreement”), the Investors have purchased from the Company, and the Company has issued and sold to the Investors, shares of common stock of the Company, par value $0.01 per share (the “Common Stock”);

WHEREAS, in connection with the Purchase Agreement and the transactions contemplated thereby, the parties desire to, among other things, set forth their agreements and understandings as stockholders of the Company with respect to setting the size of the Board of Directors (the “Board”), electing directors and voting shares of Common Stock held by the Stockholders in certain matters; and

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

1.    Voting Provisions Regarding Board of Directors.

1.1    Size of the Board. From and after the date hereof, each Stockholder agrees to vote, or cause to be voted, all Shares (as defined below) owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at five (5) directors. For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote for members of the Board, including, without limitation, all shares of Common Stock and preferred stock by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

1.2    Board Composition.

(a)    From and after the date hereof, each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has

2

voting control, from time to time and at all times, in whatever manner as shall be necessary, and the Company will take all reasonable actions within its control as shall be necessary to cause:

(i)    the nomination and election of three (3) directors of the Company designated by the Investors (the “Investor Designees”), which Investor Designees shall have sole right and authority to appoint and remove the chairman of the Board (the “Chairman”);

(ii)    the nomination and election of two (2) directors of the Company designated by the Key Holders (the “Key Holder Designees”);

(iii)    the prompt removal (with or without cause) of any or all Investor Designees at the written request of the Investors (but only upon such written request and under no other circumstances);

(iv)    the prompt removal (with or without cause) of any or all Key Holder Designees at the written request of the Key Holders (but only upon such written request and under no other circumstances);

(v)    in the event that any Investor Designee for any reason ceases to serve as a director of the Company during such director’s term of office, the resulting vacancy shall be filled by a person designated by the Investors; and

(vi)    in the event that any Key Holder Designee for any reason ceases to serve as a director of the Company during such director’s term of office, the resulting vacancy shall be filled by a person designated by the Key Holders.

(b)    Effective as of the date hereof, (i) the Investor Designees shall be Christopher C. Reeg, Mark W. Brooks and William E. McLaughlin, III, (ii) the Key Holder Designees shall be Pratt and Donehew, and (iii) the Chairman shall be Mark W. Brooks.

(c)    All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate directors pursuant to this Section 1.2 to call a special meeting of the Stockholders for the purpose of electing directors.

1.3    Failure to Designate a Board Member. In the absence of any designation of a director by the Investors or the Key Holders, the director previously designated by the Investors or the Key Holders, as the case may be, and then serving shall be reelected if still eligible to serve as provided herein.

1.4    No Liability for Election of Recommended Directors. No Stockholder, nor any Affiliate of any Stockholder, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement. For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (each, a “Person”) shall be deemed an “Affiliate” of another Person who, directly or indirectly, controls, is controlled by or is under common control with such Person.

3

1.5    No “Bad Actor” Designees. Each Stockholder hereby represents and warrants to the Company that, to such Stockholder’s knowledge, none of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) promulgated under the Securities Act of 1933 (the “Securities Act”) (each, a “Disqualification Event”) is applicable to any of such Stockholder’s initial designees named above, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Any director designee to whom any Disqualification Event is applicable, except for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable, is hereinafter referred to as a “Disqualified Designee”. Each Stockholder hereby covenants and agrees (A) not to designate or participate in the designation of any director designee who, to such Stockholder’s knowledge, is a Disqualified Designee and (B) that in the event such Stockholder becomes aware that any individual previously designated by any such Stockholder is or has become a Disqualified Designee, such Stockholder shall as promptly as practicable take such actions as are necessary to remove such Disqualified Designee from the Board and designate a replacement designee who is not a Disqualified Designee.

2.    Voting Rights.

(a)    During the term hereof, each Stockholder agrees, in its capacity as a stockholder of the Company, to vote or cause to be voted all Shares owned by such Stockholder, or over which such Stockholder has voting control, in whatever manner as shall be necessary to amend the Certificate of Incorporation of the Company (the “Charter”) or the Bylaws to provide that:

(i)    a quorum for Board action shall require at least sixty percent (60%) of the directors then serving on the Board;

(ii)    approval for a change in the size of the Board shall require an eighty percent (80%) vote of the directors serving on the Board (a “Director Super Majority”);

(iii)    approval for any new issuance of the Company’s securities to the Stockholders or any of their Affiliates or family members shall require a Director Super Majority; and

(iv)    approval for all other action to be taken by the Board shall require at least sixty percent (60%) of the directors then serving on the Board.

(b)    Notwithstanding anything stated to the contrary herein, the Shares owned by the Stockholders shall not be voted in favor of any proposal by the Company to effect an amendment to the Charter unless a majority (initially, three) of the Stockholders approve such amendment.

3.    Majority Determination. Any determination made by the Investors under this Agreement shall be made pursuant to the determination of the holders of a majority of all the

4

Shares owned by the Investors at the time of such determination. Any determination made by the Key Holders under this Agreement shall be made pursuant to the determination of the holders of a majority of all the Shares owned by the Key Holders at the time of such determination.

4.    Remedies.

4.1    Covenants of the Company. The Company agrees to use its best efforts, within the requirements of applicable law, to ensure that the rights granted under this Agreement are effective and that the parties enjoy the benefits of this Agreement. Such actions include, without limitation, the use of the Company’s best efforts to cause the nomination and election of the directors as provided in this Agreement.

4.2    Irrevocable Proxy and Power of Attorney.

(a)    From and after the date hereof, each party to this Agreement hereby:

(i)    constitutes and appoints as the proxy of such party, and hereby grants a power of attorney to, the person serving as Chief Executive Officer of the Company during the term of this Agreement (the “CEO”), with full power of substitution, with respect to the matters set forth herein, including, without limitation, the election of persons as members of the Board in accordance with Section 1.2, and voting to amend the Charter and Bylaws pursuant to Section 2; and

(ii)    authorizes the CEO to represent and to vote, if and only if such party (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such party’s Shares in favor of the election of persons as members of the Board determined pursuant to and in accordance with Section 1.2 or the amendment of the Charter and the Bylaws pursuant to and in accordance with Section 2 or to take any action necessary to effect an other provisions of this Agreement.

(b)    Each of the proxy and power of attorney granted pursuant to this Section 4.2 is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 5.

(c)    From and after the date hereof, each party to this Agreement hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to Section 5, grant or purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any Person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

5

4.3    Specific Enforcement. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Stockholders shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

4.4    Remedies Cumulative. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not exclusive or alternative.

5.    Term. This Agreement shall be effective as of the date hereof and shall continue in effect until, and shall terminate upon, the earliest to occur of (a) the consummation of a sale of the Company and distribution of proceeds to, or escrow for, the benefit of the Stockholders in accordance with the Charter; (b) June 15, 2017; or (c) the termination of this Agreement in accordance with Section 6.8 below.

6.    Miscellaneous.

6.1    Additional Parties. In the event that, during the term of this Agreement, the Company enters into an agreement with any Person to issue shares of capital stock to such Person, following which such Person and such Person’s Affiliates shall hold Shares constituting five percent (5%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable to such Person and such Person’s Affiliates upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged), then, the Company shall cause such Person and such Person’s Affiliates, as a condition precedent to entering into such agreement, to become parties to this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, agreeing to be bound by and subject to the terms of this Agreement as Stockholders and thereafter such Persons shall be deemed Stockholders for all purposes under this Agreement.

6.2    Transfers. Each transferee or assignee of any Shares from a Person subject to this Agreement shall be subject to the terms hereof, and, as a condition precedent to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee or assignee, such transferee or assignee shall be deemed to be a party hereto as if such transferee or assignee were the transferor or assignor and such transferee’s or assignee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an Investor and Stockholder, or Key Holder and Stockholder, as applicable. The Company shall not permit the transfer of the Shares held by a Person subject to this Agreement on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Section 6.2. Each certificate, instrument, or book entry representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be notated by the Company with the legend set forth in Section 6.12.

6

6.3    Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legatees, legal representatives, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective heirs, legatees, legal representatives, successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4    Governing Law. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO RULES OR PRINCIPLES OF CONFLICTS OF LAW REQUIRING THE APPLICATION OF THE LAW OF ANOTHER STATE. ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING CLAIMS SOUNDING IN CONTRACT, TORT, STATUTORY OR OTHERWISE, SHALL BE SETTLED EXCLUSIVELY AND FINALLY IN ACCORDANCE WITH SECTION 6.7 OF THE PURCHASE AGREEMENT.

6.5    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.6    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to such email addresses, facsimile numbers or addresses as subsequently modified by written notice given in accordance with this Section 6.7. If notice is given to the Company, it shall be sent to 1300 Summit Avenue, Suite 670, Fort Worth, Texas 76102.

6.8    Consent Required to Amend, Terminate or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Company and (b) the holders of a majority of the Shares then held by the Stockholders. Notwithstanding the foregoing:

(a)    this Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment, termination or waiver applies to all Stockholders, as the case may be, in the same fashion; and

7

(b)    any provision hereof may be waived by the waiving party on such party’s own behalf, without the consent of any other party.

The Company shall give prompt written notice of any amendment, termination or waiver hereunder to any party that did not consent in writing thereto. Any amendment, termination or waiver effected in accordance with this Section 6.8 shall be binding on each party and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, termination or waiver. For purposes of this Section 6.8, the requirement of a written instrument may be satisfied in the form of an action by written consent of the Stockholders circulated by the Company and executed by the Stockholder parties specified, whether or not such action by written consent makes explicit reference to the terms of this Agreement.

6.9    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

6.10    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.11    Entire Agreement. This Agreement (including the exhibits and schedules hereto) and the other Transaction Agreements (as defined in the Purchase Agreement) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.12    Certificate Legend. Each certificate, instrument or book entry representing any Shares issued to the Stockholders, including any Person who hereafter becomes a party to this Agreement, shall be notated by the Company with a legend reading substantially as follows:

“THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.”

8

The Company, by its execution of this Agreement, agrees that it will cause the certificates, instruments, or book entries evidencing the Shares issued after the date hereof to any Person subject to this Agreement to be notated with the legend required by this Section 6.12 of this Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of such Shares upon written request from such holder to the Company at its principal office. The parties to this Agreement do hereby agree that the failure to cause the certificates, instruments, or book entries evidencing any of such Shares to be notated with the legend required by this Section 6.12 herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

6.13    Stock Splits, Stock Dividends, etc. In the event of any issuance of Shares of the Company’s voting securities hereafter to any of the Stockholders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be notated with the legend set forth in Section 6.12.

6.14    Manner of Voting. The voting of Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law. For the avoidance of doubt, voting of the Shares pursuant to the Agreement need not make explicit reference to the terms of this Agreement.

6.15    Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

6.16    Aggregation of Stock. All Shares held or acquired by a Stockholder and/or its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and such affiliated Persons may apportion such rights as among themselves in any manner they deem appropriate.

6.17    Costs of Enforcement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

[Signature Pages Follow]

9

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

COMPANY:

FUSE MEDICAL, INC.

By:
Name:
Title:

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

STOCKHOLDERS:

Christopher Pratt

Robert Donehew

REEG MEDICAL INDUSTRIES, INC.

By:
Christopher C. Reeg
President

NC 143 FAMILY HOLDINGS, LP

By:	NC 143 Family Holdings GP, LLC,
its general partner

By:
Mark W. Brooks
Manager

[Signature Page to Voting Agreement]

SCHEDULE A

STOCKHOLDERS

Name and Address	Number of Shares of Common Stock
Christopher Pratt 4600 Porto Vila Ct. Fort Worth TX, 76126 Email address: cpratt007@aol.com	1,175,476

Robert Donehew 111 Village Pkwy Bldg. 2 Marietta, GA 30067 Email address: rdonehew@aol.com	367,502

Reeg Medical Industries, Inc. 3024 Westminster Ave Dallas, TX 75205 Email address: chrisreeg@live.com	4,000,000

NC 143 Family Holdings, LP 1565 North Central Expressway, Suite 200 Richardson, TX 75080 Email address: incaremed@aol.com	5,000,000

[Schedule A to Voting Agreement]

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on             , 20    , by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of December 19, 2016 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1    Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) or options, warrants or other rights to purchase such Stock (the “Options”), for one of the following reasons (Check the correct box):

☐	as a transferee of Shares from a party in such party’s capacity as an “Investor” or “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” or a “Key Holder”, as the case may be, and a “Stockholder” for all purposes of the Agreement.

☐	as a new investor in accordance with Section 6.1 of the Agreement, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2    Agreement. Holder hereby (a) agrees that the Stock, Options, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3    Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

ACCEPTED AND AGREED:

HOLDER:	FUSE MEDICAL, INC.

By:	By:
Title:	Title:
Address:

Facsimile Number:

[Exhibit B to Stock Purchase Agreement]

EXHIBIT C

Form of Indemnification Agreement

[See Attached.]

1

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into as of December 19, 2016, by and between Fuse Medical, Inc., a Delaware corporation (the “Company”), and [▲] (“Indemnitee”).

WITNESSETH THAT:

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and among the Company, Indemnitee and [▲] (the “Purchase Agreement”), Indemnitee has purchased from the Company, and the Company has issued and sold to Indemnitee, shares of common stock of the Company, par value $0.01 per share (the “Common Stock”);

WHEREAS, pursuant to the Purchase Agreement, Indemnitee is being appointed to serve as a director on the Board of Directors of the Company (the “Board”), and the Company must enter into this Agreement with Indemnitee prior to the commencement of his service on the Board;

WHEREAS, the Board has determined that it is reasonable, prudent and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of Indemnitee to the fullest extent permitted by applicable law so that Indemnitee will serve and continue to serve the Company free from undue concern he will not be so indemnified;

WHEREAS, this Agreement is a supplement to and in furtherance of the Bylaws and the Certificate of Incorporation of the Company and any resolutions adopted pursuant thereto and shall not be deemed a substitute therefor or diminish or abrogate any rights of Indemnitee thereunder;

WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be further indemnified pursuant to the terms of this Agreement; and

WHEREAS, certain terms are defined in Section 13 of this Agreement.

NOW, THEREFORE, in consideration of Indemnitee’s agreement to serve as a director and/or officer from and after the date hereof, the parties hereto agree as follows:

1.    Indemnity of Indemnitee. The Company hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent permitted by law, as such may be amended from time to time. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

(a)    Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section l(a) if, by reason of such person’s Corporate Status, the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding other than a Proceeding by or in the

2

right of the Company. Pursuant to this Section 1(a), Indemnitee shall be indemnified against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person, or on such person’s behalf, in connection with such Proceeding or any claim, issue or matter therein, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

(b)    Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(b) if, by reason of such person’s Corporate Status, the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company. Pursuant to this Section 1(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee, or on the Indemnitee’s behalf, in connection with such Proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the Court of Chancery shall determine that such indemnification may be made.

(c)    Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

2.    Additional Indemnity. In addition to, and without regard to any limitations on, the indemnification provided for in Section 1 of this Agreement, the Company shall and hereby does indemnify and hold harmless Indemnitee against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of the Company), INCLUDING, WITHOUT LIMITATION, ALL LIABILITY ARISING OUT OF THE NEGLIGENCE OR ACTIVE OR PASSIVE WRONGDOING OF INDEMNITEE. The only limitation that shall exist upon the Company’s obligations pursuant to this Agreement shall be that the Company shall not be obligated to make any payment to Indemnitee that is finally determined (under the procedures, and subject to the presumptions, set forth in Sections 6 and 7 hereof) to be unlawful.

3

3.    Contribution.

(a)    Whether or not the indemnification provided in Sections 1 and 2 hereof is available, in respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall pay, in the first instance, the entire amount of any Expenses, judgments, penalties, fines or amounts paid in settlement of such Proceeding without requiring Indemnitee to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full, final, unconditional and irrevocable release of all claims asserted against Indemnitee.

(b)    Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall contribute to the amount of Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such Expenses, judgments, penalties, fines or settlement amounts, as well as any other equitable considerations that the Law may require to be considered. The relative fault of the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

(c)    The Company hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution that may be brought by officers, directors or employees of the Company, other than Indemnitee, who may be jointly liable with Indemnitee.

(d)    To the fullest extent permissible under applicable law and without diminishing or impairing the obligations of the Company set forth in the preceding

4

subparagraphs of this Section 3, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim or Proceeding relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such claim or Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such claim or Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents other than Indemnitee) and Indemnitee in connection with such event(s) and/or transaction(s).

4.    Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness, or is made (or asked to) respond to discovery requests, in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

5.    Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Company shall advance all Expenses reasonably incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee’s Corporate Status within thirty (30) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 5 shall be unsecured and interest free and not conditioned on Indemnitee’s ability to repay such advances.

6.    Procedures and Presumptions for Determination of Entitlement to Indemnification. It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the DGCL and public policy of the State of Delaware. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this Agreement:

(a)    To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification. Notwithstanding the foregoing, any failure of Indemnitee to provide such a request to the Company, or to provide such a request in a timely fashion, shall not relieve the Company of any liability that it may have to Indemnitee unless, and only to the extent that, such failure actually and materially prejudices the interests of the Company.

5

(b)    Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 6(a) hereof, a determination with respect to Indemnitee’s entitlement thereto shall be made in the specific case by one of the following four methods, which shall be at the election of the Board: (1) by a majority vote of the Disinterested Directors, even though less than a quorum, (2) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, (3) if there are no Disinterested Directors or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee, or (4) if so directed by the Board, by the stockholders of the Company.

(c)    If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, the Independent Counsel shall be selected as provided in this Section 6(c). The Independent Counsel shall be selected by the Board, provided that Independent Counsel will be selected by Indemnitee following a Deemed Liquidation Event. Indemnitee (or the Company, after a Deemed Liquidation Event) may, within ten (10) days after such written notice of selection shall have been given, deliver to the Company (or the Indemnitee, following a Deemed Liquidation Event) a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 13 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court of competent jurisdiction has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Court of Chancery or other court of competent jurisdiction for resolution of any objection which shall have been made by the Indemnitee to the Company’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 6(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

(d)    In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to

6

overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence. Neither the failure of the Company (including by its directors or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or Independent Counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(e)    Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise (as hereinafter defined), including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 6(e) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(f)    If the person, persons or entity empowered or selected under this Section 6 to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such sixty (60)-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto; provided, however, that such 60-day period may be extended for a reasonable time to allow for resolution of a selection of Independent Counsel pursuant to Section 6(c) hereof; and provided, further, that the foregoing provisions of this Section 6(f) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 6(b) of this Agreement and if (A) within fifteen (15) days after receipt by the Company of the request for such determination, the Board of Directors or the Disinterested Directors, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made

7

thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat.

(g)    Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board of Directors or stockholder of the Company shall act reasonably and in good faith in making a determination regarding the Indemnitee’s entitlement to indemnification under this Agreement. Any reasonable costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(h)    The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any Proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such Proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(i)    The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

7.    Remedies of Indemnitee.

(a)    In the event that (i) a determination is made pursuant to Section 6 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement, (iii) no determination of entitlement to indemnification is made pursuant to Section 6(b) of this Agreement within ninety (90) days after receipt by the Company of the request for indemnification (subject to extension as provided in Section 6(f) hereof), (iv) payment of

8

indemnification is not made pursuant to this Agreement within ten (10) days after receipt by the Company of a written request therefor or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of Indemnitee’s entitlement to such indemnification. Indemnitee shall commence such proceeding seeking an adjudication within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 7(a). The Company shall not oppose Indemnitee’s right to seek any such adjudication.

(b)    In the event that a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 7 shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of the adverse determination under Section 6(b).

(c)    If a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statements not materially misleading in connection with the application for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d)    In the event that Indemnitee, pursuant to this Section 7, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by the Company, the Company shall pay on Indemnitee’s behalf, in advance, any and all expenses (of the types described in the definition of Expenses in Section 13 of this Agreement) actually and reasonably incurred by him in such judicial adjudication, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

(e)    The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

(f)    Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of any judicial proceeding commenced pursuant to this Section 7.

9

8.    Non-Exclusivity; Survival of Rights; Insurance; Primacy of Indemnification; Subrogation.

(a)    The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, the Bylaws, any agreement, a vote of stockholders, a resolution of Disinterested Directors or otherwise, of the Company. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Certificate of Incorporation, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b)    To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, employee, agent or fiduciary under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(c)    In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

(d)    The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received payment of such amounts under any insurance policy, contract, agreement or otherwise.

10

(e)    The Company’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise with respect to a particular claim or Proceeding shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise with respect to such claim or Proceeding.

9.    Exception to Right of Indemnification. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

(a)    for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision;

(b)    for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law;

(c)    if such indemnification is prohibited by law; or

(d)    in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (i) the Board authorized the Proceeding (or any part of any Proceeding) prior to its initiation, (ii) the Proceeding is initiated by Indemnitee pursuant to Indemnitee’s rights under Section 7 of this Agreement, or (iii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

10.    Duration of Agreement. All agreements and obligations of the Company contained herein shall continue during the period ending six (6) years after the Indemnitee ceases to serve as an officer or director of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 7 hereof) by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives.

11

11.    Security. To the extent requested by Indemnitee and approved by the Disinterested Directors, the Company may at any time and from time to time provide security to Indemnitee for the Company’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

12.    Enforcement.

(a)    The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce Indemnitee to serve as an officer or director of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as an officer or director of the Company.

(b)    Without limiting Section 8(a) or any other provision hereof, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

13.    Definitions. For purposes of this Agreement:

(a)    “Corporate Status” means the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the request of the Company.

(b)    “Court of Chancery” means the Court of Chancery of the State of Delaware.

(c)    “Deemed Liquidation Event” means (i) a merger or consolidation of the Company in a transaction as a result of which the persons who are stockholders of the Company immediately prior to such transaction do not own a majority of the voting power of the surviving or acquiring entity immediately following such transaction or (ii) a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(d)    “DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time, and any successor statute or statutes.

(e)    “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(f)    “Enterprise” means the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

12

(g)    “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding, or responding to, or objecting to, a request to provide discovery in any Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments, penalties or fines against Indemnitee or any ERISA excise taxes or penalties.

(h)    “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(i)    “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was an officer or director of the Company, by reason of any action taken by him or of any inaction on his part while acting as an officer or director of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other Enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or Expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by an Indemnitee pursuant to Section 7 of this Agreement to enforce his rights under this Agreement.

13

14.    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Agreement is intended to confer upon Indemnitee indemnification rights to the fullest extent permitted by applicable laws. In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

15.    Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

16.    Notice By Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation that it may have to Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.

17.    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent:

(i) to Indemnitee at the address set forth below Indemnitee’s signature hereto; and

(ii) to the Company at:

1300 Summit Avenue,

Suite 670

Fort Worth, TX 76102

or to such other address as may have been furnished in a manner contemplated by this Section 17 to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

18.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14

19.    Headings. The headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

20.    Governing Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. The Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Court of Chancery, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Court of Chancery, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Court of Chancery has been brought in an improper or inconvenient forum.

SIGNATURE PAGE TO FOLLOW

15

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

THE COMPANY:

FUSE MEDICAL, INC.

By:
Name:	Dr. Christopher Pratt, D.O.
Title:	Chief Executive Officer of Fuse

INDEMNITEE:

[▲]

Address:
[▲]
[▲]
[▲]

[Exhibit C to Stock Purchase Agreement]